Exhibit 99.1

Pulmatrix and Eos SENOLYTIX Announce Merger Agreement to Advance Novel Mitochondrial Therapies to Improve Healthspan

●	Combined company to operate as Eos SENOLYTIX, a first-in-class anti-aging biotechnology company

●	$19 million financings to advance lead clinical candidate PTC-2105 for sarcopenia and age-related disease

FRAMINGHAM, MA and HOUSTON, TX — March 26, 2026 — Pulmatrix, Inc. (Nasdaq: PULM) (“Pulmatrix”) and Eos SENOLYTIX, Inc. (“Eos”), a biotechnology company developing novel gerotherapeutic peptides targeting mitochondrial dysfunction in aging-related diseases, today jointly announced a definitive merger agreement under which Pulmatrix will acquire Eos (the “Merger”). Upon completion of the Merger, the combined company will operate as Eos SENOLYTIX, Inc. and is expected to trade on Nasdaq under the ticker symbol “EOSX.”

In connection with the Merger, Eos and Pulmatrix have entered into definitive agreements for concurrent private financings of $19 million in aggregate gross proceeds (the “Financings”), including a $1 million investment in Pulmatrix from RCM Eos PIPE HOLDINGS LLC, and a bridge component for Eos from RCM Eos Holdings, LLC, both managed by Rapha Capital Management, LLC. The net proceeds are expected to support advancement of Eos’s proprietary MitoXcel™ platform, including its lead clinical candidate, PTC-2105, for sarcopenia and sarcopenic obesity. The proposed Merger has been unanimously approved by the boards of directors of both companies and is currently expected to close in mid-2026, subject to customary closing conditions, including approval by the stockholders of each company and the effectiveness of a registration statement on Form S-4 filed with the U.S. Securities and Exchange Commission. Following the closing of the proposed Merger and payment of all placement and M&A advisory fees, the pre-Merger Pulmatrix stockholders are expected to own approximately 6% of the combined company, while pre-Merger Eos stockholders, including investors participating in the Financings and holders of shares issued in payment of placement agent and M&A advisory fees, are expected to own approximately 94%.

Eos SENOLYTIX Background and Highlights

The combined company will be positioned as a leader in the emerging field of gerotherapeutics — medicines that target the root biological mechanisms of aging to improve healthspan. Strong scientific evidence shows that obesity is associated with aging, and in many cases can accelerate biological aging. Therapies targeting obesity have expanded rapidly in recent years, with most focused on GLP-1 receptor agonists, which are associated with both fat and lean mass loss, gastrointestinal side effects, and a rapid “rebound” weight regain following discontinuation. Unlike GLP-1 receptor agonists that focus on weight reduction alone, Eos’s lead MitoXcel™ clinical candidate, PTC-2105, targets underlying aging-associated mitochondrial dysfunction that in preclinical studies leads to dramatic improvements in body composition, including reductions in fat mass greater than seen with GLP-1s, increases in lean mass, and improvements in physical function without reduced food intake or rebound weight gain following discontinuation in animals approaching one year of treatment with a once-a-week SC injection either as monotherapy or in combination with GLP-1s. PTC-2105 brings a unique, proprietary alternative to GLP-1s that may provide significant improvements in healthspan when administered either as monotherapy or in combination with GLP-1s:

●	First-in-class AI-driven geropeptide platform targeting the biology of aging. Eos’s proprietary MitoXcel™ platform leverages AI-driven mitochondrial peptide design to improve body composition by increasing lean mass while reducing harmful abdominal/visceral fat, without directly targeting muscle or fat regulatory pathways, supporting a shift in obesity treatment, redefining healthy weight loss as the achievement of an optimal body composition rather than simply an optimal BMI.

●	Lead clinical candidate targeting sarcopenia/sarcopenic obesity and aging-related disease. Eos’s lead program, PTC-2105, is a mitochondrial-targeted geropeptide designed to both enhance mitochondrial efficiency and selectively induce apoptotic self-elimination of senescent cells. In preclinical studies, PTC-2105 has demonstrated improvements in body composition, including increased lean muscle mass and reduced fat accumulation, along with enhanced physical performance, supporting a differentiated profile beyond traditional weight-loss approaches.

●	Sarcopenia and sarcopenic obesity represent a large and growing unmet medical need. These conditions are characterized by progressive loss of muscle mass and function in aging populations, often accompanied by obesity, affecting tens of millions globally. They are associated with increased frailty, morbidity, and healthcare burden, with no approved therapies currently available. While GLP-1 receptor agonists reduce fat, approximately 25–40% of weight loss is lean mass, underscoring the need for therapies that lead to a healthy weight loss that improves overall body composition.

●	Broad gerotherapeutic potential across age-related diseases. By targeting mitochondrial dysfunction and senescent cells, Eos’s MitoXcel™ platform has potential applicability across multiple age-related diseases beyond sarcopenia, including metabolic, cognitive and neurodegenerative, and mitochondrial disorders, among many others to improve healthspan.

●	Well-capitalized to advance clinical development. Merger-associated financings are anticipated to support advancement of the combined company’s pipeline through key clinical milestones.

●	Experienced leadership and scientific team. Eos is led by Kevin Slawin, M.D., Founder and Chief Executive Officer, a physician-scientist and serial biotechnology entrepreneur with decades of experience in translational medicine, drug development and company formation. Dr. Slawin was the founder of Bellicum Pharmaceuticals, Inc., an early pioneer in CAR T cell therapies, and has founded and is currently leading multiple life sciences ventures focused on aging biology and mitochondrial therapeutics. He is supported by a team of experienced biotechnology executives, scientists and advisors with prior leadership roles at major pharmaceutical companies, academic medical centers and emerging biotechnology firms.

“We believe the focus in obesity will shift from percentage body weight loss to the composition of that weight loss, including effects on visceral fat and lean mass, which are important predictors of overall health and long-term survival. In multiple well-controlled preclinical studies, PTC-2105 reduced overall and visceral fat and increased lean mass in naturally aged mice, while also driving significant improvements across multiple measures of physical function, all by targeting the underlying mitochondrial-mediated mechanism of aging experienced by all living organisms.” said Dr. Kevin Slawin, Founder and Chief Executive Officer of Eos, who will lead the merged entity as CEO. “This proposed Merger represents an important step forward in advancing our mission to develop therapies that target the root causes of aging-related disease, positioning our MitoXcel™ gerotherapeutic platform to advance PTC-2105 and our broader pipeline toward clinical development,” Slawin added.

Peter B. Ludlum, Chief Executive Officer of Pulmatrix, said: “We believe this transaction provides Pulmatrix stockholders the opportunity to participate in the future growth of a company developing a differentiated platform addressing diseases with significant unmet medical need. Eos’s innovative approach to targeting mitochondrial dysfunction and senescent cells represents a compelling scientific and strategic opportunity that builds on the recent approval of FORZINITYTM (elamipretide), the first FDA-approved mitochondrial-targeted therapeutic.”

About the Proposed Transaction

Under the terms of the merger agreement, Pulmatrix will acquire Eos pursuant to the Merger. At closing, Eos stockholders will receive newly issued shares of Pulmatrix common stock, with the exchange ratio to be determined based on the outstanding number of shares of the two companies at closing. Immediately following closing, the combined company is expected to operate as Eos SENOLYTIX, Inc.

Palladium Capital Group, LLC is acting as financial advisor and placement agent. Haynes and Boone, LLP is legal counsel to Pulmatrix. Evolution Venture Partners LLC acted as strategic advisor to Eos. Wilk Auslander, LLP is legal counsel to Eos.

About Eos SENOLYTIX

Eos SENOLYTIX is a biotechnology company focused on developing first-in-class gerotherapeutic peptide medicines that target the underlying biological mechanisms of aging. Eos’s lead clinical candidates, PTC-2105 and PTC-2107, both proprietary MitoXcel™ geropeptides, have demonstrated the ability to rejuvenate naturally aged mice via two separate mechanisms, both via a single, aging-specific target, the mitochondrial membrane potential (MMP), also called the “Δψm”. These two mechanisms include (1) the return of the efficiency of mitochondrial function in aging cells almost immediately back to their younger, more efficient phenotype, and (2) the profound elimination of senescent cells throughout every organ in the body, including the brain, reducing their negative systemic inflammatory effects. Extensive preclinical studies suggest the MitoXcel™ platform may be a broad gerotherapeutic that improves body composition, increasing lean muscle mass, and enhancing physical function in aging animals. By targeting fundamental processes driving aging and aging-related diseases, Eos SENOLYTIX is pursuing a unique therapeutic opportunity to intervene in the aging process in ways that were once thought impossible. Eos SENOLYTIX is headquartered in Houston, Texas and operates within the broader SENOTHERAPEUTIX/GEROTHERAPEUTIX group of longevity companies, which focuses on developing therapeutics targeting fundamental drivers of aging to improve healthspan and lifespan. For more information, visit https://www.eossenolytix.com

About Pulmatrix

Pulmatrix is a biopharmaceutical company that has focused on the development of novel inhaled therapeutic products intended to prevent and treat migraine and respiratory diseases with important unmet medical needs using its patented iSPERSE™ technology. The Company’s proprietary product pipeline includes treatments for central nervous system (“CNS”) disorders such as acute migraine and serious lung diseases such as Chronic Obstructive Pulmonary Disease (“COPD”) and allergic bronchopulmonary aspergillosis (“ABPA”). Pulmatrix’s product candidates are based on its proprietary engineered dry powder delivery platform, iSPERSE™, which seeks to improve therapeutic delivery to the lungs by optimizing pharmacokinetics and reducing systemic side effects to improve patient outcomes.

Forward-Looking Statements

Certain statements in this press release that are forward-looking and not statements of historical fact are forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements include, but are not limited to, statements of historical fact and may be identified by words such as “anticipates,” “assumes,” “believes,” “can,” “could,” “estimates,” “expects,” “forecasts,” “guides,” “intends,” “is confident that”, “may,” “plans,” “seeks,” “projects,” “targets,” and “would,” and their opposites and similar expressions are intended to identify forward-looking statements. These forward-looking statements include express or implied statements relating to the structure, timing and completion of the proposed Merger; the closing conditions to the Financings and the use of proceeds thereof; the combined company’s listing on Nasdaq after closing of the proposed Merger; expectations regarding the ownership structure of the combined company; the expected executive officers and directors of the combined company; each company’s and the combined company’s expected cash position at the closing of the proposed Merger and cash runway of the combined company; Pulmatrix’s ability to divest its assets; the expected contribution and potential payment of dividends in connection with the proposed Merger, including the timing thereof; the future operations of the combined company; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of any product candidates of the combined company; anticipated preclinical and clinical drug development activities and related timelines, including the expected timing for enrollment, data and other clinical results; the combined company having sufficient resources to advance its pipeline candidates; and other statements that are not historical fact. Such forward-looking statements are based on the beliefs of management as well as assumptions made by and information currently available to management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including, but not limited to, the possible failure to satisfy the conditions to the closing or consummation of the proposed Merger, including Pulmatrix’s failure to obtain stockholder approval for the merger, risks associated with the uncertainty as to the timing of the consummation of the proposed Merger and the ability of each of Pulmatrix and Eos to consummate the transactions contemplated by the proposed Merger, risks associated with Pulmatrix’s continued listing on Nasdaq until closing of the proposed Merger, the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed Merger; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the proposed Merger prior to the closing or consummation of the proposed Merger, risks associated with the possible failure to realize certain anticipated benefits of the proposed Merger, including, with respect to future financial and operating results; the effect of the completion of the merger on the combined company’s business relationships, operating results and business generally; risks associated with the combined company’s ability to manage expenses and unanticipated spending and costs that could reduce the combined company’s cash resources; risks related to the combined company’s ability to correctly estimate its operating expenses and other events; changes in capital resource requirements; risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance its product candidates or its preclinical programs; the outcome of any legal proceedings that may be instituted against the combined company or any of its directors or officers related to the merger agreement or the transactions contemplated thereby; the ability of the combined company to obtain, maintain and protect its intellectual property rights, in particular those related to its product candidates; the combined company’s ability to advance the development of its product candidates or preclinical activities under the timelines it anticipates in planned and future clinical trials; the combined company’s ability to replicate in later clinical trials positive results found in preclinical studies and early-stage clinical trials of its product candidates; the combined company’s ability to realize the anticipated benefits of its research and development programs, strategic partnerships, licensing programs or other collaborations; regulatory requirements or developments and the combined company’s ability to obtain necessary approvals from the U.S. Food and Drug Administration or other regulatory authorities; changes to clinical trial designs and regulatory pathways; competitive responses to the merger and changes in expected or existing competition; unexpected costs, charges or expenses resulting from the mergers; potential adverse reactions or changes to business relationships resulting from the completion of the merger; and legislative, regulatory, political and economic developments. A discussion of these and other factors, including risks and uncertainties with respect to Pulmatrix, is set forth in Pulmatrix’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K, as may be supplemented or updated by Pulmatrix’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as discussions of potential risks, uncertainties, and other important factors included in other filings by Pulmatrix from time to time, any risk factors related to Pulmatrix or Eos made available to you in connection with the proposed transaction, as well as risk factors associated with companies, such as Eos, that operate in the biopharma industry. Should one or more of these risks or uncertainties materialize, or, should any of Pulmatrix’s or Eos’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Neither Pulmatrix nor Eos undertakes or accepts any duty to release publicly any updates or revisions to any forward-looking statements. This communication does not purport to summarize all of the conditions, risks and other attributes of an investment in Pulmatrix or Eos.

No Offer or Solicitation

This communication and the information contained herein is not intended to and does not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the proposed transaction or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS COMMUNICATION IS TRUTHFUL OR COMPLETE.

Important Additional Information about the Proposed Transaction Will be Filed with the SEC

This communication is not a substitute for the registration statement or for any other document that Pulmatrix may file with the SEC in connection with the proposed transaction. In connection with the proposed transaction between Pulmatrix and Eos, Pulmatrix intends to file relevant materials with the SEC, including a registration statement on Form S-4 that will contain a proxy statement/prospectus of Pulmatrix. PULMATRIX URGES INVESTORS AND STOCKHOLDERS TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PULMATRIX, EOS, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed by Pulmatrix with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Stockholders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction. In addition, investors and stockholders should note that Pulmatrix communicates with investors and the public using its website www.pulmatrix.com.

Participants in the Solicitation

Pulmatrix, Eos and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the proposed transaction. Information about Pulmatrix’s directors and executive officers, including a description of their interests in Pulmatrix, is included in Pulmatrix’s most recent Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 26, 2026, subsequent Quarterly Reports on Form 10-Q filed with the SEC, including any information incorporated therein by reference, as filed with the SEC, and other documents that may be filed from time to time with the SEC. Additional information regarding these persons and their interests in the transaction will be included in the proxy statement/prospectus relating to the proposed transaction when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.